--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

February 7, 2001

To Our Shareholders:

    We are pleased to submit to you our report for the quarter and year ended December 31, 2000. The net asset value on that date was $44.26. In addition, a distribution of $0.83 per share (including a regular $0.47 per share distribution plus a special income distribution of $0.36 per share) was declared for shareholders of record on December 14, 2000 and was paid on December 15, 2000.

2000 INVESTMENT REVIEW

    For the quarter, Cohen & Steers Realty Shares had a total return, based on income and change in net asset value, of 4.1%, which compared favorably to the NAREIT Equity REIT Index* total return of 3.7%. For the year ended December 31, 2000, the Fund's total return was 26.6% compared to the NAREIT Equity REIT Index return of 26.4%.

    The biggest story of the year 2000 for most Americans was the presidential election; the biggest story for most investors was the collapse of the NASDAQ market. The biggest story at Cohen & Steers, however, was the resurgence of REIT share prices. While REIT absolute returns were substantial, the best since 1996, on a relative basis REITs enjoyed their best year ever. REITs outpaced the S&P 500 by a record 35 percentage points and beat the NASDAQ by an also unprecedented 65 percentage points. Every major property sector participated in the rise and, for the second year in a row, the Office and Apartment sectors provided among the best results, both returning 35.5%. Similarly, while REITs of nearly all sizes also participated, the larger companies once again fared the best.

    Driving the returns of our portfolio during 2000 were our investments in the Office, Apartment and Hotel sectors. We over-weighted companies such as Spieker Properties, AvalonBay Communities and Starwood Hotels & Resorts, each of which achieved above-average earnings growth. Additionally, although we were a bit early, the portfolio benefited from our investments in the Health Care sector in the second half of the year. The sole disappointment in 2000 was our position in FrontLine Capital Group. The stock performed poorly due to the market's disfavor of the company's business of providing telecommunication services to office buildings. We continue to hold the shares of this company because its core executive office suites business is extremely attractive and because it is divesting all of its other businesses.

    The relative price performance of REITs closely paralleled the relative direction of the fundamentals for the real estate industry compared to most other sectors of corporate America. While many non-real estate companies were reporting earnings that disappointed investors, most REITs recorded positive surprises. Consequently, while earnings estimates were being reduced for many companies, forecasts for REIT earnings continually rose throughout the year. In the year, average REIT earnings per share grew at nearly 10% and dividends per share rose by approximately 5%, while for those REITs operating in the strongest markets earnings grew by a substantially greater rate. Perhaps most importantly, the growth outlook for 2001 and 2002 has remained uniformly bright for the REIT industry while recession fears are causing many analysts to contemplate an actual decline in profits for many other industry sectors.

--------------------------------------------------------------------------------
                                       1

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

    Despite their strong fundamentals and stock market performance, we think it would be a mistake to conclude that REITs suddenly returned to investor favor in 2000. That, we believe, has yet to come. Instead, we believe that investment performance was strongly influenced by a combination of factors that had more do to with the shrinking supply of, rather than demand for, REIT shares. First, common equity capital raised by REITs during the year, at $1.2 billion, was the lowest since 1992, just half of 1999's total and only 4% of the record amount raised in 1997. For the first time since 1979 there were no REIT initial public offerings. Meanwhile, share repurchases by REITs, at about $2.5 billion, were far greater than equity issuance. And finally, merger and acquisition activity, at approximately $13 billion, resulted in the elimination of 13 companies from the REIT universe. Thus, despite only modest inflows to dedicated REIT mutual funds (less than $500 million) and little reported institutional funding activity, supply/demand dynamics were extraordinarily favorable.

    At the close of 2000, the change in the position of the Federal Reserve Board to a neutral posture, which soon after year-end became an actual interest rate reduction, produced a strong year-end rally as REITs returned 7% in December alone. This strength was the result of a strong signal that the Fed would act to avert a deep economic downturn. In addition, the multi-year low in interest rates made the 7.5% average current yield of equity REITs highly attractive. As a result, REITs ended the year in an ideal fundamental, technical and competitive return position.

2001 INVESTMENT OUTLOOK

    Our outlook for 2001 is relatively uncomplicated and entails the following expectations:

       1. WE EXPECT REIT FUNDAMENTALS TO REMAIN SOLID IN 2001. The Wall Street consensus forecast of 8-10% earnings growth for the REIT industry, in line with the growth recorded in 2000, appears to us to be quite achievable. It is based on properties and tenants in place, with little or no contribution from newly acquired properties and no upside surprises such as unusual rent increases. We also expect very few earnings disappointments due to the long-term nature of leases, which make rental income relatively stable and predictable. As we have mentioned in the past, we do not detect a high degree of over-building, which would cause an increase in competition for tenants, and severe pressure on rents. In addition, the current economic climate and tightened credit markets are likely to discourage, if not cancel, many plans for new development. Further, the forecast rate of REIT earnings growth may be very attractive compared to the rate of S&P 500 earnings growth in 2001. Market analysts are consistently lowering their expectations for corporate profit growth to the low single-digit level, and it appears that any revisions to these forecasts are likely to be to a lower, if not negative, growth rate.

       2. WE EXPECT THE REIT SECTOR'S SUPERIOR EARNINGS GROWTH TO RESULT IN IMPROVING ABSOLUTE AND RELATIVE VALUATIONS. Despite their strong performance at the close of 2000, REITs were trading at the lower end of their historic absolute FFO multiple range, as price appreciation during the year was accompanied by solid earnings growth. In addition, despite REITs significantly outperforming the broader markets, they still ended the year at the low end of the historic multiple range relative to the S&P 500 Index. Based on our expectations for 2001 earnings, we believe it would not be unreasonable to expect REIT earnings multiples to expand. Further, compared to

--------------------------------------------------------------------------------
                                       2

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

          corporate profit growth in general, it is quite possible that REITs will enjoy multiple expansion relative to the market due to their superior growth prospects. For this to occur, and for REITs to at last return to investor favor, it will be important that REITs demonstrate that their earnings are not as cyclical as commonly believed and that they can withstand a period of softness in the economy.

       3. WE EXPECT REITS TO ENCOUNTER NEW INVESTMENT OPPORTUNITIES IN 2001. Most REITs, particularly the larger ones that dominate their property sectors, ended 2000 in excellent financial condition. To the extent that economic softness causes financial stress, REITs are in a position to provide financial liquidity on beneficial terms. Already, we are seeing a slowdown in the pace of property transactions and a rise in capitalization rates (current returns) at which real estate can be purchased. This appears to be happening in both the weakest and strongest markets. Importantly, to the extent that REITs can opportunistically use their balance sheets, acquisition skills and the currency of their shares, they may enhance the outlook for profit growth in 2002 and beyond. This will further improve their standing in the investment community and, consequently, their valuations.

       4. WE EXPECT THAT AFTER THREE YEARS OF CONTRACTION THE REIT INDUSTRY WILL EXPAND ONCE AGAIN. Unlike the conditions that persisted in 2000, if we are correct in our expectation of improving valuations and increasing new investment opportunities, many REITs will be able to take advantage of improved access to both the equity and debt markets. A lower interest rate environment will surely enable some REITs to utilize leverage to expand earnings. More significantly, unlike the environment of the last several years, we expect equity issuance to be better accepted by the marketplace. Existing investors are likely to embrace an expanded equity base in anticipation of a company's improved growth prospects, while new investors will use equity offerings as an opportunity to establish meaningful investment positions.

    Based on these expectations, we have made modest changes to our portfolio in order to better position it for the current year. Our largest weightings continue to be the Office and Apartment sectors. We believe that Apartments in particular will perform very well in an environment of slower economic growth. Our Office holdings are high quality companies operating in protected markets, which have embedded growth in rents and benefit from a long lease cycle. We continue to overweight the Health Care sector, as it is not sensitive to economic downturns and offers an exceptional valuation opportunity. Finally, we have increased our allocation to the Regional Mall sector. We believe that much of the bad news with respect to the retail sector, such as the slowing economy, the incursion of the Internet, and the increase in store closings is already priced into the stocks and the sector is now undervalued.

    In summary, we believe that investment performance in 2001 will largely hinge upon how resilient property markets prove to be and, in turn, how well expectations for REIT earnings are met. As mentioned, our early indications remain positive on these counts, but this largely depends on how severe this economic slowdown proves to be. Undoubtedly, economic weakness that is greater than a short and mild recession will expose pockets of weakness that could justifiably raise investor concerns. On the other hand, because REITs are better capitalized and better positioned than at this point in any other past cycles, we have great confidence that they will prove the skeptics wrong. Because REITs have already gone through a severe bear market in 1998-99 and they are still

--------------------------------------------------------------------------------
                                       3

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

inexpensively valued, it is our belief that even in a severe economic downturn they should record superior relative performance, compared to the market in general. Further, as the year progresses and, as we expect, the outlook for renewed economic growth becomes clearer, any uncertainty about REITs' fundamental prospects for 2002 should diminish.

    After the severe turbulence experienced in the financial markets last year and considering the dramatic changes apparently taking place in the economic climate this year, it is our belief that investor attitudes towards the range of asset classes are in the process of changing. REITs are investments that trade below their tangible values, have at least stable, if not improving, earnings growth prospects, and generate a high return from current income alone. This could not be in greater contrast to the characteristics of the market sectors that caused massive investor losses last year. As a result, we remain confident that REITs can continue to generate attractive returns as they regain investor favor.

Sincerely,


             MARTIN COHEN        ROBERT H. STEERS

             MARTIN COHEN        ROBERT H. STEERS
             President           Chairman

    Cohen & Steers is online at www.cohenandsteers.com. Visit our website for daily NAVs, portfolio information, performance information, recent news articles, literature and insights on the REIT market.


* The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly-traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly-traded REITs as a whole.

--------------------------------------------------------------------------------
                                       4

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

PERFORMANCE REVIEW

    The investment objective of Cohen & Steers Realty Shares, Inc. is total return through investment in real estate securities. The Fund pursues its investment objective by seeking both current income and capital appreciation. Securities in the portfolio are selected by the adviser based on the outlook for various property types and regions of the country, and fundamental research on the individual companies. Among the investment criteria applied to individual companies are organizational structure, management depth, track record of profitability, balance sheet strength and growth potential.

    Real estate securities outperformed the broader market averages by record margins in 2000 in part due to better-than-expected earnings growth for real estate securities, which contrasts to earnings disappointments for many other sectors of the broader market. The Fund's investment performance in 2000 was significantly in excess of the performance of its benchmark during the same period. Although real estate securities in general performed well in 2000, the Fund's results were positively affected by three factors. First, the Fund maintained a strategy of investing in the largest and, in the adviser's view, the best managed companies in the real estate industry, and these companies in aggregate performed better than average. Second, the Fund maintained a strong weighting in the Office and Apartment sectors, which were among the best performing in the industry. And third, the Fund maintained a large position in Starwood Hotels & Resorts, one of the nations largest lodging companies, whose total return for the year was 53.4%.

                                                 AVERAGE ANNUAL TOTAL RETURNS
                                                FOR PERIODS ENDED DEC. 31, 2000
                                                -------------------------------
                                          1 YEAR     5 YEARS   SINCE INCEPTION (7/2/91)
                                          ---------------------------------------------
Fund                                        26.63%   12.32%             13.43%
NAREIT Equity'D'                            26.37%   10.09%             11.82%
S&P 500'D'                                 - 9.10%   18.30%             16.58%


                             [PERFORMANCE GRAPH]


                         GROWTH OF A $10,000 INVESTMENT
                                SINCE INCEPTION

                                                   COHEN & STEERS   NAREIT EQUITY REIT
                                                   REALTY SHARES         INDEX'D'          S&P 500'D'
                                                   -------------         --------          ----------
7/2/91*                                                10,000             10,000              10,000
                                                       10,112             10,409              10,535

12/31/91                                               10,792             10,970              11,418
                                                       10,962             11,043              11,129
                                                       11,226             11,334              11,340
                                                       12,111             12,108              11,698

12/31/92                                               12,959             12,571              12,287
                                                       15,615             15,291              12,824
                                                       15,014             14,852              12,887
                                                       16,523             16,241              13,219

12/31/93                                               15,389             15,041              13,526
                                                       16,314             15,553              13,041
                                                       16,517             15,840              13,068
                                                       16,219             15,516              13,707

12/31/94                                               16,669             15,518              13,704
                                                       16,268             15,492              15,038
                                                       16,996             16,403              16,474
                                                       17,910             17,176              17,784

12/31/95                                               18,523             17,888              18,854
                                                       18,853             18,294              19,866
                                                       19,982             19,108              20,758
                                                       21,435             20,359              21,400

12/31/96                                               25,651             24,196              23,185
                                                       26,254             24,364              23,806
                                                       27,369             25,576              27,963
                                                       30,334             28,598              30,057

12/31/97                                               31,077             29,098              30,920
                                                       30,614             28,962              35,233
                                                       29,169             27,634              36,396
                                                       25,703             24,726              32,774

12/31/98                                               25,462             24,005              39,757
                                                       24,591             22,848              41,737
                                                       27,638             25,152              44,679
                                                       25,131             23,129              41,887

12/31/99                                               26,146             22,896              48,120
                                                       26,499             23,444              49,226
                                                       28,678             25,914              47,922
                                                       31,795             27,895              47,457

12/31/00                                               33,108             28,933              43,746


Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.

 *  Commencement of operations.

'D' The comparative indices are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Fund's performance. The Fund's performance assumes the reinvestment of all dividends and distributions. The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly-traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly-traded REITs as a whole. The S&P 500 Index is an unmanaged list of common stocks that is frequently used as a general measure of stock market performance. For more information, including charges and expenses, please read the prospectus carefully before you invest.

--------------------------------------------------------------------------------
                                       5

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2000

                                                                     NUMBER         VALUE
                                                                    OF SHARES      (NOTE 1)
                                                                    ---------   --------------
EQUITIES                                                  98.62%
  APARTMENT/RESIDENTIAL                                   19.69%
        Apartment Investment & Management Co. -- Class A.........   1,185,400   $   59,195,912
        Archstone Communities Trust..............................     107,700        2,773,275
        AvalonBay Communities....................................   1,562,102       78,300,340
        Charles E. Smith Residential Realty......................     472,500       22,207,500
        Equity Residential Properties Trust......................   1,313,900       72,675,094
        Essex Property Trust.....................................     412,400       22,578,900
                                                                                --------------
                                                                                   257,731,021
                                                                                --------------
  HEALTH CARE                                              9.47%
        Health Care Property Investors...........................   1,666,000       49,771,750
       *Manor Care...............................................   1,011,000       20,851,875
     'D'Nationwide Health Properties.............................   2,572,000       33,114,500
     'D'Ventas...................................................   3,608,300       20,296,687
                                                                                --------------
                                                                                   124,034,812
                                                                                --------------
  HOTEL                                                    8.05%
        Host Marriott Corp.......................................   2,093,300       27,082,069
        MeriStar Hospitality Corp................................     684,800       13,482,000
        Starwood Hotels & Resorts Worldwide......................   1,838,400       64,803,600
                                                                                --------------
                                                                                   105,367,669
                                                                                --------------
  INDUSTRIAL                                               9.05%
        AMB Property Corp........................................   1,551,600       40,050,675
        First Industrial Realty Trust............................     504,500       17,153,000
        ProLogis Trust...........................................   2,751,400       61,218,650
                                                                                --------------
                                                                                   118,422,325
                                                                                --------------
  OFFICE                                                  31.40%
        Arden Realty Group.......................................   1,973,200       49,576,650
        Boston Properties........................................     556,400       24,203,400
      **Brookfield Properties Corp...............................   1,721,800       30,263,329
        Cousins Properties.......................................      62,450        1,744,697
        Crescent Real Estate Equities Co.........................   1,377,800       30,656,050
        Equity Office Properties Trust Co........................   2,914,800       95,095,350
        Mack-Cali Realty Corp....................................   1,832,300       52,335,069
        SL Green Realty Corp.....................................     831,900       23,293,200
        Vornado Realty Trust.....................................   2,711,300      103,876,681
                                                                                --------------
                                                                                   411,044,426
                                                                                --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       6

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2000

                                                                     NUMBER         VALUE
                                                                    OF SHARES      (NOTE 1)
                                                                    ---------   --------------
  OFFICE/INDUSTRIAL                                        9.05%
        Kilroy Realty Corp.......................................     407,100   $   11,627,794
        Prime Group Realty Trust.................................     544,400        7,825,750
        Reckson Associates Realty Corp...........................   1,904,400       47,729,025
        Spieker Properties.......................................   1,023,600       51,307,950
                                                                                --------------
                                                                                   118,490,519
                                                                                --------------
  REAL ESTATE SERVICES                                     1.43%
       *Crescent Operating.......................................     169,300          105,812
       *FrontLine Capital Group..................................   1,400,000       18,615,625
                                                                                --------------
                                                                                    18,721,437
                                                                                --------------
  SHOPPING CENTER                                         10.48%
      COMMUNITY CENTER                                     2.83%
        Kimco Realty Corp........................................     836,800       36,976,100
                                                                                --------------
      REGIONAL MALL                                        7.65%
        CBL & Associates Properties..............................       1,900           48,094
        General Growth Properties................................   1,160,200       41,984,737
        Macerich Co..............................................     474,500        9,104,469
        Rouse Co.................................................     572,700       14,603,850
        Simon Property Group.....................................   1,435,300       34,447,200
                                                                                --------------
                                                                                   100,188,350
                                                                                --------------
        TOTAL SHOPPING CENTER....................................                  137,164,450
                                                                                --------------
             TOTAL EQUITIES (Identified cost --$1,090,351,304)...                1,290,976,659
                                                                                --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       7

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2000

                                                                PRINCIPAL              VALUE
                                                                 AMOUNT               (NOTE 1)
                                                               -----------         --------------
  COMMERCIAL PAPER                              1.08%
        Robert Bosch Finance Corp., 6.25%, due 1/02/01
           (Identified cost -- $14,059,559)...........         $14,062,000         $   14,059,559
                                                                                   --------------
TOTAL INVESTMENTS (Identified
  cost -- $1,104,410,863) .....................  99.70%                             1,305,036,218
OTHER ASSETS IN EXCESS OF LIABILITIES ..........  0.30%                                 3,957,206
                                                 -----                             --------------
NET ASSETS (Equivalent to $44.26 per share on
  29,574,336 shares of capital stock
  outstanding) ................................ 100.00%                            $1,308,993,424
                                                ------                             --------------
                                                ------                             --------------

-------------------
 *  Non-income producing security.

** Brookfield Properties Corp. is a Canadian company listed on the Toronto and New York Stock Exchanges. The Toronto Stock Exchange is deemed the principal exchange for valuation purposes. The market value of the Fund's position in Canadian dollars on December 31, 2000 was $45,455,520 based on an exchange rate of 1 Canadian dollar to 0.66578 U.S. dollars.

'D' The Fund owns 5% or more of this company's outstanding voting shares
     (Note 5).

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       8

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2000

ASSETS:
    Investments in securities, at value (Identified
       cost -- $1,104,410,863) (Notes 1 and 5)..............  $1,305,036,218
    Cash....................................................             965
    Dividends receivable....................................       7,837,310
    Receivable for fund shares sold.........................       3,973,214
    Receivable for investment securities sold...............       2,680,192
    Other assets............................................          82,677
                                                              --------------
         Total Assets.......................................   1,319,610,576
                                                              --------------
LIABILITIES:
    Payable for fund shares redeemed........................       5,063,444
    Payable for investment securities purchased.............       4,103,077
    Payable to investment adviser...........................         922,461
    Payable to administrator................................         212,465
    Other liabilities.......................................         315,705
                                                              --------------
         Total Liabilities..................................      10,617,152
                                                              --------------
NET ASSETS applicable to 29,574,336 shares of $0.001 par
    value common stock outstanding (Note 4).................  $1,308,993,424
                                                              --------------
                                                              --------------
NET ASSET VALUE PER SHARE:
    ($1,308,993,424[div]29,574,336 shares outstanding)......  $        44.26
                                                              --------------
                                                              --------------
NET ASSETS consist of:
    Paid-in capital (Notes 1 and 4).........................  $1,165,711,733
    Accumulated net realized loss on investments sold.......     (57,343,664)
    Net unrealized appreciation on investments..............     200,625,355
                                                              --------------
                                                              $1,308,993,424
                                                              --------------
                                                              --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       9

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000

Investment Income (Note 1):
    Dividend income (net of $53,937 of foreign withholding
       tax and including $21,754,178 received from
       affiliated issuers) (Note 5).........................  $ 79,352,506
    Interest income.........................................     1,419,982
                                                              ------------
         Total Income.......................................    80,772,488
                                                              ------------
Expenses:
    Investment advisory fees (Note 2).......................    10,631,867
    Administration and transfer agent fees (Note 2).........     1,895,675
    Reports to shareholders.................................       175,419
    Professional fees.......................................       147,811
    Custodian fees and expenses.............................       138,497
    Registration and filing fees............................        42,760
    Interest expense (Note 7)...............................        36,425
    Directors' fees and expenses (Note 2)...................        31,189
    Miscellaneous...........................................       315,792
                                                              ------------
         Total Expenses.....................................    13,415,435
    Reduction of expenses (Note 6)..........................       (52,402)
                                                              ------------
         Net Expenses.......................................    13,363,033
                                                              ------------
Net Investment Income.......................................    67,409,455
                                                              ------------
Net Realized and Unrealized Gain on Investments:
    Net realized loss on investments (includes net realized
       gain of $3,969,166 on sales of investments in
       affiliated issuers) (Note 5).........................   (27,659,389)
    Net realized gain on in-kind redemptions (includes net
       realized gain of $31,303,944 on sales of investments
       in affiliated issues (Note 4, 5).....................    36,868,092
    Net change in unrealized appreciation on investments....   195,429,097
                                                              ------------
         Net realized and unrealized gain on investments....   204,637,800
                                                              ------------
Net Increase in Net Assets Resulting from Operations........  $272,047,255
                                                              ------------
                                                              ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                       FOR THE             FOR THE
                                                     YEAR ENDED          YEAR ENDED
                                                  DECEMBER 31, 2000   DECEMBER 31, 1999
                                                  -----------------   -----------------
Change in Net Assets:
    From Operations:
         Net investment income..................   $   67,409,455      $   85,429,677
         Net realized gain/(loss) on
            investments.........................        9,208,703         (74,867,037)
         Net change in unrealized appreciation
            on investments and foreign currency
            forward contract....................      195,429,097          14,880,105
                                                   --------------      --------------
              Net increase in net assets
                resulting from operations.......      272,047,255          25,442,745
                                                   --------------      --------------
    Dividends and Distributions to Shareholders
       from (Note 1):
         Net investment income..................      (56,521,091)        (71,807,679)
         Tax return of capital..................       (9,761,595)        (12,406,847)
                                                   --------------      --------------
              Total dividends and distributions
                to shareholders.................      (66,282,686)        (84,214,526)
    Capital Stock Transactions (Note 4):
         Decrease in net assets from Fund share
            transactions........................     (361,764,868)       (409,574,675)
                                                   --------------      --------------
              Total decrease in net assets......     (156,000,299)       (468,346,456)
Net Assets:
    Beginning of year...........................    1,464,993,723       1,933,340,179
                                                   --------------      --------------
    End of year.................................   $1,308,993,424      $1,464,993,723
                                                   --------------      --------------
                                                   --------------      --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

                              FINANCIAL HIGHLIGHTS

    The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. It should be read in conjunction with the Financial Statements and notes thereto.

                                                                   FOR THE YEAR ENDED DECEMBER 31,
                                                         ----------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                           2000       1999       1998       1997       1996
--------------------------------                         --------   --------   --------   --------   --------
Net asset value, beginning of year.....................  $  36.91   $  37.98   $  50.18   $  45.09   $  34.62
                                                         --------   --------   --------   --------   --------
Income from investment operations:
    Net investment income..............................      2.28       2.01       1.97       1.87       1.86
    Net realized and unrealized gain/(loss) on
      investments......................................      7.31      (1.10)    (10.89)      7.40      11.04
                                                         --------   --------   --------   --------   --------
        Total from investment operations...............      9.59       0.91      (8.92)      9.27      12.90
                                                         --------   --------   --------   --------   --------
Less dividends and distributions to shareholders from:
    Net investment income..............................     (1.91)     (1.69)     (1.59)     (1.88)     (1.76)
    Net realized gain on investments...................        --         --      (1.56)     (2.30)     (0.55)
    Tax return of capital..............................     (0.33)     (0.29)     (0.13)        --      (0.12)
                                                         --------   --------   --------   --------   --------
        Total dividends and distributions to
          shareholders.................................     (2.24)     (1.98)     (3.28)     (4.18)     (2.43)
                                                         --------   --------   --------   --------   --------
        Net increase/(decrease) in net asset value.....      7.35      (1.07)    (12.20)      5.09      10.47
                                                         --------   --------   --------   --------   --------
Net asset value, end of year...........................  $  44.26   $  36.91   $  37.98   $  50.18   $  45.09
                                                         --------   --------   --------   --------   --------
                                                         --------   --------   --------   --------   --------
--------------------------------------------------------------------------------------------------------------
Total investment return................................     26.63%      2.68%   - 18.07%     21.16%     38.48%
                                                         --------   --------   --------   --------   --------
                                                         --------   --------   --------   --------   --------
--------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------
    Net assets, end of year (in millions)..............  $1,309.0   $1,465.0   $1,933.3   $3,433.0   $2,036.4
                                                         --------   --------   --------   --------   --------
                                                         --------   --------   --------   --------   --------
    Ratio of expenses to average daily net assets
      (before expense reduction).......................      1.07%      1.07%      1.04%      1.06%      1.10%
                                                         --------   --------   --------   --------   --------
                                                         --------   --------   --------   --------   --------
    Ratio of expenses to average daily net assets
      (net of expense reduction).......................      1.07%      1.06%      1.03%      1.05%      1.08%
                                                         --------   --------   --------   --------   --------
                                                         --------   --------   --------   --------   --------
    Ratio of net investment income to average daily net
      assets (before expense reduction)................      5.39%      5.15%      4.23%      4.02%      5.27%
                                                         --------   --------   --------   --------   --------
                                                         --------   --------   --------   --------   --------
    Ratio of net investment income to average daily net
      assets
      (net of expense reduction).......................      5.39%      5.16%      4.24%      4.04%      5.28%
                                                         --------   --------   --------   --------   --------
                                                         --------   --------   --------   --------   --------
    Portfolio turnover rate............................     33.49%     21.34%     30.18%     40.44%     33.23%
                                                         --------   --------   --------   --------   --------
                                                         --------   --------   --------   --------   --------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES
    Cohen & Steers Realty Shares, Inc. (the 'Fund') was incorporated under the laws of the State of Maryland on April 26, 1991 and is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting year. Actual results could differ from those estimates.
    Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day.
    Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') National Market System are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.
    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ, the National Quotation Bureau or such other comparable sources as the Board of Directors deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes most closely reflect the value of such securities.
    Unrealized gains and losses on securities which result from changes in foreign exchange rates as well as changes in market prices of securities, are included in unrealized appreciation/(depreciation) on investments.
    Short-term debt securities, which have a maturity value of 60 days or less, are valued at amortized cost which approximates value.
    Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for accounting and tax purposes. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.
    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid quarterly. Dividends will automatically be reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the ex-dividend date unless the shareholder has elected to have them paid in cash.

--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

    A portion of the Fund's dividend may consist of amounts in excess of net investment income derived from non-taxable components of the dividends from the Fund's portfolio investments. As a result, the Fund had a return of capital $9,761,595 ($0.33 per share) for the year ended December 31, 2000, which has been deducted from paid-in capital. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Distributions to shareholders are recorded on the ex-dividend date.
    Dividends from net income and capital gain distributions are determined in accordance with U.S. Federal Income Tax regulations which may differ from generally accepted accounting principles. During the year ended December 31, 2000, the Fund decreased undistributed net investment income. Also, in connection with the redemption in-kind, the Fund increased accumulated net realized loss on investments sold and increased paid-in capital by $41,531,348 to reflect the differing book and tax treatment of the gains realized on the securities delivered to the redeeming shareholders. These differences are primarily due to return of capital and capital gain distributions received by the Fund on portfolio securities.
    Federal Income Taxes: It is the policy of the Fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2000, the Fund had capital loss carryforward of $50,948,490 and $21,287,498 expiring in 2007 and 2008, respectively.

NOTE 2. INVESTMENT ADVISORY AND ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES
    Investment Advisory Fees: Cohen & Steers Capital Management, Inc. (the 'Adviser') serves as the Fund's investment adviser pursuant to an investment advisory agreement (the 'Advisory Agreement'). Under the terms of the Advisory Agreement, the Adviser provides the Fund with the day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Fund's Board of Directors. For the services provided to the Fund, the Adviser receives a monthly fee in an amount equal to 1/12th of 0.85% for the first $2.5 billion and 1/12th of 0.75% thereafter of the average daily net assets of the Fund. For the year ended December 31, 2000, the Fund incurred $10,631,867 in advisory fees.
    Administration Fees: The Fund has entered into an administration agreement with the Adviser under which the Adviser performs certain administrative functions for the Fund and receives a fee of 0.02% of the Fund's average daily assets. For the year ended December 31, 2000, the Fund paid the Adviser $251,239 in fees under this administration agreement.
    In addition, Cohen & Steers Realty Shares, Inc., Cohen & Steers Institutional Realty Shares, Inc., Cohen & Steers Special Equity Fund, Inc., Cohen & Steers Equity Income Fund, Inc. and Cohen & Steers Realty Income Fund, Inc. (the 'Funds') have entered into a fund accounting, transfer agency and sub-administration agreement with The Chase Manhattan Bank ('Chase') pursuant to which an affiliate of Chase performs administration functions for the Funds. Chase receives a monthly sub-administration fee, allocated to each of the Funds based on relative net assets, at the annual rate 0.08% on the first $500 million of the Funds' average daily net assets, 0.05%

--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

on the next $500 million of the Funds' average daily net assets and 0.03% on the Funds' average daily net assets in excess of $1 billion.
    Directors' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the Adviser. None of the directors and officers so affiliated received compensation for their services as directors of the Fund. For the year ended December 31, 2000, fees and related expenses accrued for non-affiliated directors totaled $31,189.

NOTE 3. PURCHASES AND SALES OF SECURITIES
    Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2000 totaled $410,320,877 and $467,183,382, respectively.
    At December 31, 2000, the cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost...................................  $1,089,518,810
                                                   --------------
Gross unrealized appreciation....................  $  263,311,517
Gross unrealized depreciation....................  $  (47,794,109)
                                                   --------------
Net unrealized appreciation......................  $  215,517,408
                                                   --------------
                                                   --------------

NOTE 4. CAPITAL STOCK
    The Fund is authorized to issue 200 million shares of capital stock at a par value of $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

                                       FOR THE                       FOR THE
                                     YEAR ENDED                    YEAR ENDED
                                  DECEMBER 31, 2000             DECEMBER 31, 1999
                             ---------------------------   ---------------------------
                               SHARES         AMOUNT         SHARES         AMOUNT
                             -----------   -------------   -----------   -------------
Sold.......................   12,604,247   $ 504,992,330    13,508,463   $ 512,840,372
Issued as Reinvestment of
  dividends................    1,417,346      57,914,515     1,948,633      69,716,308
Redeemed...................  (14,884,573)   (596,487,980)  (26,674,342)   (992,131,355)
Redeemed in-kind*..........   (9,255,864)   (328,183,733)           --              --
                             -----------   -------------   -----------   -------------
Net decrease...............  (10,118,844)  $(361,764,868)  (11,217,246)  $(409,574,675)
                             -----------   -------------   -----------   -------------
                             -----------   -------------   -----------   -------------

---------
    * Certain Fund shareholders who met the minimum investment requirements of Cohen & Steers Institutional Realty Shares, Inc. were permitted to redeem shares of the Fund in-kind and make subsequent in-kind purchases in Cohen & Steers Institutional Realty Shares, Inc.

NOTE 5. INVESTMENTS IN AFFILIATES
    The market value of investments in affiliates (as defined in the Investment Company Act of 1940, 'Affiliated Companies' are those in which the Fund holds 5% or more of the outstanding voting securities) at December 31, 2000 totaled $53,411,187.

--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

    Affiliates, their investment income, and gain/(loss) from sales of affiliates are as follows (in thousands):

SUMMARY OF TRANSACTIONS WITH AFFILIATES:
(AMOUNT IN THOUSANDS)

                                    BEGINNING   PURCHASE    SALE    ENDING   PURCHASE    SALES     GAIN/(LOSS)   DIVIDEND
EQUITIES                             SHARES      SHARES    SHARES   SHARES     COST       COST      ON SALES      INCOME
--------                            ---------   --------   ------   ------   --------   --------   -----------   --------
*Mack-Cali Realty Corp............    3,180        --      1,348    1,832         --    $ 33,280     $   499     $ 3,721
 Nationwide Health................    2,666       362        456    2,572    $ 9,125      11,691      (3,204)      4,517
*Prime Group Realty Trust.........    1,391        --        847      544         --      16,553      (4,367)        874
*Reckson Associates Realty
 Corp.............................    3,345        --      1,441    1,904         --      28,853         940       2,528
*FrontLine Capital Group..........    1,371       649        620    1,400      7,126       2,626      29,639          --
*SL Green Realty Corp.............    1,414        --        582      832         --      13,538         443       1,057
 Ventas...........................    4,718        --      1,110    3,608         --       3,815        (127)      2,244
*Vornado Realty Trust.............    4,865        --      2,154    2,711         --      59,021      11,450       6,813
                                                                             -------    --------     -------     -------
                                                                             $16,251    $169,377     $35,273     $21,754
                                                                             -------    --------     -------     -------
                                                                             -------    --------     -------     -------

--------------
*As of December 31, 2000, no longer an affiliate.


NOTE 6. DIRECTED BROKERAGE ARRANGEMENTS
    The Adviser has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. For the year ended December 31, 2000, the Fund's expenses were reduced by $52,402 under this arrangement.

NOTE 7. BORROWINGS
    Through September 30, 2000, the Fund, in conjunction with Cohen & Steers Institutional Realty Shares, Inc., Cohen & Steers Special Equity Fund, Inc. and Cohen & Steers Equity Income Fund, Inc., was a party to a $200,000,000 Credit Agreement (the 'Chase Credit Agreement') with The Chase Manhattan Bank, as Administrative Agent, and certain Lenders as identified in the Chase Credit Agreement. Effective October 1, 2000 and through December 19, 2000, State Street Bank and Trust Company became Administrative Agent, and the sole Lender, under the Chase Credit Agreement. Effective December 20, 2000, the Fund, in conjunction with Cohen & Steers Realty Shares, Inc., Cohen & Steers Special Equity Fund, Inc. and Cohen & Steers Equity Income Fund, Inc. entered into a new $200,000,000 Credit Agreement (the 'State Street Credit Agreement') with Fleet National Bank, as Administrative Agent, State Street Bank and Trust Company, as Operations Agent, and the Lenders identified in the State Street Credit Agreement.
    At December 31, 2000, the Fund had no loans outstanding. During the year ended December 31, 2000, the average daily balance of loans outstanding was $6,290,000 at a weighted average interest rate of 6.95%. The maximum amount of loans outstanding at any time during the year ended was $14,000,000 on September 5, 2000 and September 6, 2000, which was 1.10% of total assets. For the year ended December 31, 2000, the Fund paid commitment fees of $117,057 which are included in Miscellaneous expense on the Statement of Operations. The loan is collateralized by the Fund's portfolio to the extent of the loan outstanding.

--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Cohen & Steers Realty Shares, Inc.:

    In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Realty Shares, Inc. (the 'Fund') at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

                                       PRICEWATERHOUSECOOPERS LLP

New York, New York
February 7, 2001

--------------------------------------------------------------------------------
                                       17

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

                   MEET THE COHEN & STEERS FAMILY OF FUNDS:

              FOR HIGH CURRENT INCOME:                               FOR TOTAL RETURN:

                      [LOGO]                                              [LOGO]

                  COHEN & STEERS                                      COHEN & STEERS
               EQUITY INCOME FUND                                      REALTY SHARES

      IDEAL FOR INVESTORS SEEKING A HIGH DIVIDEND         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      YIELD AND CAPITAL APPRECIATION, INVESTING           RETURN THROUGH BOTH CURRENT INCOME AND
      PRIMARILY IN REITS                                  CAPITAL APPRECIATION, INVESTING PRIMARILY IN
                                                          REITS
       A, B, C AND I SHARES AVAILABLE

       SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                SYMBOL: CSRSX


            FOR CAPITAL APPRECIATION:                                 FOR TOTAL RETURN:

                      [LOGO]                                              [LOGO]

                  COHEN & STEERS                                      COHEN & STEERS
               SPECIAL EQUITY FUND                              INSTITUTIONAL REALTY SHARES


      IDEAL FOR INVESTORS SEEKING MAXIMUM CAPITAL         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      APPRECIATION, INVESTING IN A LIMITED NUMBER         RETURN THROUGH BOTH CURRENT INCOME AND
      OF COMPANIES ENGAGED IN THE REAL ESTATE OR          CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      RELATED INDUSTRIES                                  REITS

       CONCENTRATED, HIGHLY FOCUSED PORTFOLIO              OFFERS LOW TOTAL EXPENSE RATIO

       SYMBOL: CSSPX                                       HIGHER MINIMUM PURCHASE REQUIRED

                                                           SYMBOL: CSRIX

             FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
               OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
       1-800-330-REIT, OR VISIT OUR WEBSITE AT www.cohenandsteers.com

THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT EACH FUND INCLUDING ALL CHARGES
         AND EXPENSES, AND SHOULD BE READ CAREFULLY BEFORE YOU INVEST.

--------------------------------------------------------------------------------
                                       18

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

OFFICERS AND DIRECTORS                 KEY INFORMATION

 Robert H. Steers                      INVESTMENT ADVISER
 Director and Chairman                 Cohen & Steers Capital Management, Inc.
                                       757 Third Avenue
 Martin Cohen                          New York, NY 10017
 Director and President                (212) 832-3232

 Gregory C. Clark                      FUND SUB-ADMINISTRATOR AND TRANSFER AGENT
 Director                              Chase Global Funds Services Co.
                                       73 Tremont Street
 George Grossman                       Boston, MA 02108
 Director                              (800) 437-9912

 Jeffrey H. Lynford                    CUSTODIAN
 Director                              The Chase Manhattan Bank
                                       One Chase Manhattan Plaza
 Willard H. Smith, Jr.                 New York, NY 10081
 Director
                                       LEGAL COUNSEL
 Elizabeth O. Reagan                   Simpson Thacher & Bartlett
 Vice President                        425 Lexington Avenue
                                       New York, NY 10017
 Adam Derechin
 Vice President and Assistant          DISTRIBUTOR
 Treasurer                             Cohen & Steers Securities, Inc.
                                       757 Third Avenue
 Lawrence B. Stoller                   New York, NY 10017
 Assistant Secretary
                                       NASDAQ Symbol: CSRSX

                                       Website: www.cohenandsteers.com

                                       Net asset value (NAV) can be found in the daily
                                       mutual fund listings in the financial section of most
                                       major newspapers under Cohen & Steers.

                                       This report is authorized for delivery only to
                                       shareholders of Cohen & Steers Realty Shares, Inc.
                                       unless accompanied or preceded by the delivery of a
                                       currently effective prospectus setting forth details of
                                       the Fund. Past performance, of course, is no guarantee
                                       of future results and your investment may be worth
                                       more or less at the time you sell.

--------------------------------------------------------------------------------
                                       19

                              COHEN & STEERS
                               REALTY SHARES




                             -----------------
                               ANNUAL REPORT
                             DECEMBER 31, 2000



COHEN & STEERS
REALTY SHARES
757 THIRD AVENUE
NEW YORK, NY 10017







                           STATEMENT OF DIFFERENCES
                           ------------------------

The dagger symbol shall be expressed as ................................. 'D'
The division sign shall be expressed as ................................. [div]